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                                                                    Exhibit 10.2

                             CHART INDUSTRIES, INC.
                                 FIRST AMENDMENT
                            TO THE LOCK-UP AGREEMENTS
                             AND THE PLAN TERM SHEET

       FIRST AMENDMENT TO THE LOCK UP AGREEMENTS AND THE PLAN TERM SHEET (the "Amendment") by and between Chart Industries, Inc., a Delaware corporation ("Chart"), and each of the lenders identified on Exhibit A hereto (the "Lenders"), dated as of July 7, 2003. Chart and each of the Lenders may each be referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Lock Up Agreements (as defined below) and the Plan Term Sheet (as defined below), as the case may be.

       WHEREAS, Chart and each of the Lenders (including LPV, LLC, as the assignee of the rights and obligations of certain other lenders pursuant to the Letter Agreement, dated May 9, 2003) are Parties to those certain Lock Up Agreements, dated as of April 30, 2003, each of which contains terms substantially identical to all other such agreements (collectively, the "Lock Up Agreements"); and

       WHEREAS, the Lock Up Agreements incorporate by reference to Exhibit A thereto the terms of the Chart Industries, Inc. Plan Term Sheet, dated April 30, 2003 (the "Plan Term Sheet"); and

       WHEREAS, the commencement of solicitation of voting on the POR occurred following the deadline set forth in the Plan Term Sheet and the filing of the Chapter 11 case and the confirmation of the POR may also occur following the applicable deadlines set forth in the Plan Term Sheet; and

       WHEREAS, the Parties desire to amend the Lock Up Agreements and the Plan Term Sheet as set forth herein, to, among other things, extend the dates by which solicitation of voting on the POR was required to commence, the Chapter 11 case is required to be filed, and the confirmation of the POR is required to be completed.

       NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the

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receipt and sufficiency of which is hereby acknowledged, and on the terms and subject to the conditions herein set forth, the Parties hereby agree as follows:

             Section 1. Other Terms. The deadline dates set forth in the section of the Plan Term Sheet entitled "Other Terms" on page 8 thereof are hereby amended and restated to read as follows:

       "1.   Solicitation of voting on POR to commence on or before June 23,
             2003

        2.   Filing of Chapter 11 case to be made on or before July 11, 2003

        3. Confirmation of POR to occur on or before September 15, 2003, or the next available court date

        4. Effective Date of POR to occur within fourteen days of entry of order confirming POR"


             Section 2. Release and Waiver. Each Lender hereby acknowledges and agrees for purposes of the Lock Up Agreements that any failure of the Company to meet the June 15, 2003 deadline previously set forth in the Plan Term Sheet to commence the solicitation of votes on the POR is not, and shall not be deemed to be, a violation of the Lock Up Agreements and shall not give rise to the right of the Lenders to terminate the Lock Up Agreements.

             Section 3. Entire Agreement. This Amendment, together with the Lock Up Agreements and the exhibits, schedules and attachments hereto and thereto, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral between the parties with respect to the subject matter hereof. This Amendment and the Lock Up Agreements shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

             Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

                                       2

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            Section 5. Remedies. The Parties hereto acknowledge and agree that any breach of the terms of this Amendment would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the Parties hereto agree that, in addition to any other remedies, each Party shall be entitled to enforce the terms of this Amendment by a decree of specific performance or injunctive relief without the necessity of proving the inadequacy of money damages as a remedy or posting a bond or other security.

            Section 6. Jurisdiction. The Parties each hereby irrevocably and unconditionally submit to the nonexclusive jurisdiction of any New York State court, any Federal court of the United States of America sitting in New York City or any court presiding over the Bankruptcy Case, and any appellate court from any thereof, in any action or proceedings arising out of or relating to this Amendment, or for recognition or enforcement of any judgment. All claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, with the same effect as if all Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                                       3

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            Section 8. Severability. Any term or provision of this Amendment, which is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provision of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                            [Signature Page Follows]

                                       4

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            IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date and year first written above.

                                               CHART INDUSTRIES, INC.


                                               By: /s/ Michael F. Biehl
                                                  ---------------------------
                                                  Name: Michael F. Biehl
                                                  Title: Chief Financial Officer
                                                         and Treasurer
Audax Chart, LLC


By: /s/ Dave Ament
   ----------------------------
   Name:  Dave Ament
   Title: Authorized Signatory


SENIOR DEBT PORTFOLIO

By: BOSTON MANAGEMENT AND RESEARCH,
    as Investment Advisor

    By: /s/ Scott H. Page
       ------------------------
       Name:  Scott H. Page
       Title: VP & Portfolio Manager

GENERAL ELECTRIC CAPITAL CORPORATION


By: /s/ Robert M. Kadlick
   ----------------------------
   Name:  Robert M. Kadlick
   Title: Duly Authorized Signatory

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GRAND STREET HOLDINGS 1, LLC
GRAND STREET HOLDINGS 2, LLC
GRAND STREET HOLDINGS 3, LLC
GRAND STREET HOLDINGS 4, LLC
GRAND STREET HOLDINGS 5, LLC
GRAND STREET HOLDINGS 6, LLC
GRAND STREET HOLDINGS 7, LLC
GRAND STREET HOLDINGS 8, LLC
GRAND STREET HOLDINGS 9, LLC
GRAND STREET HOLDINGS 10, LLC
GRAND STREET HOLDINGS 11, LLC
GRAND STREET HOLDINGS 12, LLC
GRAND STREET HOLDINGS 13, LLC
GRAND STREET HOLDINGS 14, LLC

By: OAKTREE CAPITAL MANAGEMENT, LLC,
    as Managing Member of each of the foregoing entities

   By: /s/ B. James Ford                        By: /s/ Jordon L. Kruse
      ------------------------                     ------------------------
      Name:  B. James Ford                         Name:  Jordon L. Kruse
      Title: Managing Director                     Title: Vice President


                                       6

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CARL MARKS STRATEGIC INVESTMENTS L.P.

By: CARL MARKS MANAGEMENT COMPANY L.P.,
    General Partner

   By: /s/ James F. Wilson
      ---------------------------
      Name:  James F. Wilson
      Title: General Partner

JPMORGAN CHASE BANK

By: /s/ Roger A. Odell
   ------------------------------
   Name:  Roger A. Odell
   Title: Managing Director


VAN KAMPEN PRIME RATE INCOME TRUST

By: VAN KAMPEN INVESTMENT ADVISORY CORP.

   By: /s/ Christina Jamieson
      ---------------------------
      Name:  Christina Jamieson
      Title: Vice President

                                       7

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                                                                       EXHIBIT A
                                     Lenders

Senior Debt Portfolio, Boston Management and Research
Grand Street Holdings 1, LLC
Grand Street Holdings 2, LLC
Grand Street Holdings 3, LLC
Grand Street Holdings 4, LLC
Grand Street Holdings 5, LLC
Grand Street Holdings 6, LLC
Grand Street Holdings 7, LLC
Grand Street Holdings 8, LLC
Grand Street Holdings 9, LLC
Grand Street Holdings 10, LLC
Grand Street Holdings 11, LLC
Grand Street Holdings 12, LLC
Grand Street Holdings 13, LLC
Grand Street Holdings 14, LLC
General Electric Capital Corporation
Carl Marks Strategic Investments L.P.
JPMorgan Chase Bank
Van Kampen Prime Rate Income Trust
Audax Chart, LLC
                                       8